New Fortress Energy Signs Restructuring Support Agreement

NEW YORK — March 17, 2026 — New Fortress Energy Inc. (NASDAQ: NFE) ("NFE" or the "Company") today announced that it has entered into a Restructuring Support Agreement ("RSA") with its creditors as part of a consensual UK Restructuring Plan ("UK RP"), in what is expected to be one of the largest consensual UK RP restructuring transactions ever completed. Through the UK RP process, creditors will exchange NFE debt for a combination of debt, common and preferred equity. The transaction is expected to close by the third quarter of 2026, subject to court availability, customary conditions and regulatory approvals.

There are several steps to the transaction. Under the terms of the RSA, the first step is to separate NFE into two independent entities: “BrazilCo”, a privately held standalone company to be owned by creditors and is comprised of NFE’s terminals, power plants, and operations in Brazil; and “New NFE”, a publicly traded, integrated LNG-to-power company comprising all other remaining assets and operations of NFE.

The creditor groups will exchange their debt instruments for a basket of “New NFE” debt, preferred equity, and common shares. In aggregate, the following will occur through the transaction:

•Reduction of “New NFE” corporate debt from ~$5.7 billion to ~$527.5 million
•Issuance of up to $2.5 billion of “New NFE” preferred equity
•Issuance of 65% of “New NFE” common equity

The $2.5 billion of “New NFE” preferred equity issued has a three-year term with a PIK coupon of 3% in year one, 5% in year two, and 7% in year three, and is prepayable at any time without prepayment penalties. If any amount of preferred equity is outstanding at the end of year three, there is a mandatory conversion into its pro rata share of 87% of common equity of “New NFE.”

Existing NFE shareholders will have their ownership diluted to 35% of “New NFE” common equity and are subject to further dilution if some or all the preferred equity is converted at the end of year three.

“This consensual restructuring represents a landmark milestone for the company,” said Wes Edens, Chairman and CEO of New Fortress Energy.

“’New NFE’ emerges from this transaction as a fundamentally transformed company. ‘New NFE’ will be a capital-light, low-leverage business that generates significant free cash flow, supported by long-term supply matched with long-term downstream demand. This simple business model positions ‘New NFE’ for robust growth and stability ahead with very little additional capital required. We are grateful to our creditors, advisors, customers, and shareholders for their confidence throughout this process, and we look forward to the bright future ahead for New Fortress Energy."

The Company will launch the UK RP process in April, with the necessary court hearings to review and sanction the plan to follow. The transaction is expected to be completed by the third quarter of 2026, subject to court availability, customary conditions and regulatory approvals.

About New Fortress Energy Inc.

New Fortress Energy Inc. (NASDAQ: NFE) is a global energy infrastructure company founded to address energy poverty and accelerate the world’s transition to reliable, affordable, and clean energy. The Company owns and operates natural gas and liquefied natural gas (LNG) infrastructure and an integrated fleet of ships and logistics assets to rapidly deliver turnkey energy solutions to global markets. Collectively, the Company’s assets and operations reinforce global energy security, enable economic growth, enhance environmental stewardship and transform local industries and communities around the world.

Cautionary Statement Regarding Forward-Looking Statements

This press release includes “forward-looking statements,” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including, in particular, any statements about our plans, strategies, objectives, initiatives, roadmap and prospects. We generally use the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “aim” and similar expressions in this press release to identify forward-looking statements. We have based these forward-looking statements on our current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements, include, but are not limited to, statements related to the Transaction described above, including the Company’s ability to complete the Transaction on the terms contemplated by the RSA, on the timeline contemplated or at all, and the Company’s ability to realize the intended benefits of the Transaction. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors. Additional risks that could cause future results to differ from those expressed by any forward-looking statement are described in the Company’s reports filed with the U.S. Securities and Exchange Commission, including in the section entitled “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and the section entitled “Risk Factors” in Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those identified herein, could cause our results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, we do not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of the filing of this press release or to reflect the occurrence of unanticipated events or otherwise.

Notice to Creditors

Holders and lenders of the Company’s existing debt have the opportunity to accede to the RSA. Provided certain conditions are met, those eligible creditors that accede to the RSA on or before 5:00 pm New York City time on March 31, 2026 will be entitled to an early consent fee in an amount equal to 0.75% of the principal amount of such holders’ and lenders’ eligible debt, payable in kind at the completion of the restructuring. Further information, including on how holders and lenders may accede to the RSA is available on the following website: https://deals.is.kroll.com/nfe. Any questions on how to accede to the RSA should be directed to the information agent, Kroll Issuer Services Limited, at the email address nfe@is.kroll.com.

No Offer or Solicitation

The information set forth in this press release is not an offer to sell or exchange, or solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for, any securities, or the solicitation of a proxy, consent, or authorization in any jurisdiction or any vote or approval in any jurisdiction in connection with the transaction, the stockholder approvals or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the Securities Act or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the transaction and the stockholder approvals. In connection with the transaction and the stockholder approvals, the Company will file with the SEC a proxy statement (as amended or supplemented from time to time, the “proxy statement”). BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION AND THE STOCKHOLDER APPROVALS OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE STOCKHOLDER APPROVALS AND THE PARTIES TO THE TRANSACTION. Copies of the proxy statement and other relevant materials and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, stockholders and investors may obtain free copies of the proxy statement and other relevant materials by directing a request to: New Fortress Energy Inc., 111 W. 19th Street, 8th Floor, New York, New York 10011, Attention: Investor Relations.

Participants in Proxy Solicitation

The Company and certain of its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Transaction and the Stockholder Approvals. Information about the directors and executive officers of the Company, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 10, 2025, and the Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 29, 2025, including under the headings “Executive Compensation,” “Compensation Committee Report,” “Director Compensation” and “Security Ownership of Management and Certain Beneficial Owners.” To the extent holdings of NFE common stock by the directors and executive officers of NFE have changed from the amounts disclosed in such filings, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3, Statements of Changes in Beneficial Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5, in each case filed with the SEC. Other information regarding the persons who may be deemed participants in the proxy solicitations in connection with the transaction, and a description of any interests that they have in the transaction, by security holdings or otherwise, will be contained in the proxy statement to be filed with the SEC regarding the transaction and the stockholder approvals when they become available. Stockholders, potential investors, and other interested persons should read the proxy statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

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Source: New Fortress Energy Inc.